UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

DAKOTA TERRITORY RESOURCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50191	80-0942566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

141 Glendale Drive
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 717-2450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 13, 2021, the board of directors of Dakota Territory Resource Corp. (the "Company") appointed each of Jennifer Grafton and Amy Koenig as directors of the Company.

The biography of Ms. Grafton is set forth below:

Ms. Grafton currently serves as Senior Vice President and Associate General Counsel of E2open Parent Holdings Inc. (NYSE: ETWO), a cloud-based, end-to-end supply chain management software company. Previous to E2open, Ms. Grafton worked at Westmoreland Coal Company (NASDAQ: WLB) for over a decade, most recently serving as Chief Legal Officer, Chief Administrative Officer and Secretary. Prior to Westmoreland, Ms. Grafton worked in the corporate group of various Denver-based and national law firms focusing her practice on securities and corporate governance.

The biography of Ms. Koenig is set forth below:

Ms. Koenig currently serves as Vice President - Governance, Corporate Secretary and Deputy General Counsel for Black Hills Corporation (NYSE: BKH), an electric and gas utility company headquartered in Rapid City, South Dakota.  Prior to joining Black Hills Corporation in 2013, Ms. Koenig spent ten years in private practice as a litigator with Gunderson, Palmer, Nelson & Ashmore, LLP.  Before beginning her legal career, Ms. Koenig held various engineering roles of increasing responsibility in both the chemical and computer industries.  Ms. Koenig also serves on the Board of Directors of the SD Mines Center for Alumni Relations and Advancement

There are no family relationships between either of Ms. Grafton and Ms. Koenig, respectively, and any of the Company's other directors or executive officers and each of Ms. Grafton and Ms. Koenig is not a party to any transactions set forth in Item 404(a) of Regulation S-K.

A copy of the Company's press release announcing Ms. Grafton and Ms. Koenig's appointment to the board is attached as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP.
(Registrant)

Date: September 13, 2021

	By:	"Shawn Campbell"
Name: Shawn Campbell
Title: Chief Financial Officer